THE MANAGERS FUNDS

SUPPLEMENT DATED JULY 31, 2001 TO THE PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2001

The following information supersedes that contained in the Prospectus and Statement of Additional
Information with respect to Managers Intermediate Bond Fund.

The paragraphs located on Page 28 of the Prospectus and on Page 20 of the Statement of Additional Information with respect to the management team of the Fund managed by Standish, Ayer & Wood, Inc. ("Standish") are deleted in their entirety and are hereby replaced with the following paragraph:

Standish, located at One Financial Center, Boston, Massachusetts, was founded in 1933. As of December 31, 2000, Standish had assets under management of approximately $43.5 billion. Anthony C. Criscuolo is the portfolio manager for the Fund. Mr. Criscuolo is a Vice President of Standish and is responsible for portfolio management and client service in the short-term fixed-income group; he joined the firm in 1998. Prior to that, he was Assistant Treasurer of Blue Cross/Blue Shield from July 1977 to December 1997.

July 31, 2001